UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2003

MSDW Structured Asset Corp.,
(Issuer in Respect of SATURNS Trust No. 2002-13)
(Exact name of registrant as specified in its charter)

Delaware 333-64879 13-4026700
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

1585 Broadway, New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi-annual distribution reported to the holders of SATURNS Trust No. 2002-13, which was made on February 18, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribution report pursuant to the Trust Agreement for distribution on
February 18, 2003.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MSDW STRUCTURED ASSET CORP.
(Registrant)

Date: February 26, 2003 By: /s/ Russell Goldenberg
Russell Goldenberg
Group Senior Vice President

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	02/18/2003
			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	PAYMENT DATE:	02/18/2003

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-13
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	08/15/2003
				RECORD DATE:	02/01/2003

ABN AMRO ACCT: 67-9102-30-1
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			JAMES MACMILLAN (714) 238-6717
	ANDY.STREEPEY@ABNAMRO.COM			JAMES.MACMILLAN@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00213			CLOSING DATE:	10/29/2002
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	2/15/2003
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	ASSUMED FINAL PAYMENT: DATE:	2/15/2026
	SAT00213_200302_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		RATING INFORMATION	PAGE 6
		REALIZED LOSS DETAIL	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: STANDARD & POOR'S RATING SERVICES/MOODY'S INVESTORS SERVICE, INC.

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED							STATEMENT DATE:	02/18/2003

			SERIES 2002-13							PAYMENT DATE:	02/18/2003

WAC:		6.955000%								PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	08/15/2003
WAMM:		276
										RECORD DATE:	02/01/2003
			GRANTOR TRUST
			ABN AMRO ACCT: 67-9102-30-1

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		25,000,000.00		25,000,000.00	0.00	0.00	0.00	25,000,000.00	460,069.44	0.00	6.25000000%
80410X202				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	18.402777600	0.000000000	FIXED

B UNIT		25,000,000.00	N	25,000,000.00	0.00	0.00	0.00	25,000,000.00	51,895.83	0.00	0.70500000%
80410XAA1				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	2.075833200	0.000000000	FIXED

	TOTAL	25,000,000.00		25,000,000.00	0.00	0.00	0.00	25,000,000.00	511,965.27	0.00

								TOTAL P&I PAYMENT	511,965.27

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.										PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	STATEMENT DATE:	02/18/2003
PAYMENT DATE:	02/18/2003
SERIES 2002-13	PRIOR PAYMENT:	N/A
NEXT PAYMENT:	08/15/2003
RECORD DATE:	02/01/2003
ABN AMRO ACCT: 67-9102-30-1

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	511,965.28	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
LESS OTHER INTEREST NOT ADVANCED	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	511,965.28
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	511,965.28
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	511,965.28
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
BEGINNING POOL	25,000,000.00	1	REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY SHORTFALLS IN FEES	0.00
NON RECOVERABLE ADVANCES	0.00	UNSCHEDULED PRINCIPAL	0.00	0	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00	DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	REPURCHASES	0.00	0
TOTAL INTEREST DUE TRUST	511,965.28	ENDING POOL	25,000,000.00	1	PPIS DUE CERTIFICATE	0.00
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	511,965.28

02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.	PAGE 3 OF 7

ABN AMRO

	LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

						GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED												STATEMENT DATE:	02/18/2003
																		PAYMENT DATE:	02/18/2003
SERIES 2002-13
																		PRIOR PAYMENT:	N/A
																	NEXT PAYMENT:			08/15/2003
																	RECORD DATE:			02/01/2003

ABN AMRO ACCT: 67-9102-30-1
BOND INTEREST RECONCILIATION

								DEDUCTIONS			ADDITIONS
REMAINING
			ACCRUAL		PASS		ACCRUED
DEFERRED &

			PRIOR		INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
					THRU		CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
		CLASS	METHOD DAYS		RATE		INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

		AMOUNT		RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

		A UNIT	30/360	106	6.250000000%		460,069.44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	460,069.44	460,069.44	0.00	0.00	NA	NA
		B UNIT	30/360	106	0.705000000%		51,895.83	0.00	0.00	0.00	0.00	0.00	0.00	0.00	51,895.83	51,895.83	0.00	0.00	NA	NA
							511,965.27	0.00	0.00	0.00	0.00	0.00	0.00	0.00	511,965.27	511,965.27	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 7
02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED				STATEMENT DATE:	02/18/2003
	SERIES 2002-13			PAYMENT DATE:		02/18/2003
				PRIOR PAYMENT:		N/A
				NEXT PAYMENT:		08/15/2003
				RECORD DATE:		02/01/2003
ABN AMRO ACCT: 67-9102-30-1
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.					PAGE 5 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED						STATEMENT DATE:	02/18/2003
					SERIES 2002-13					PAYMENT DATE:	02/18/2003
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	08/15/2003
										RECORD DATE:	02/01/2003
ABN AMRO ACCT: 67-9102-30-1
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80410X202		AA1	AA-
			B UNIT	80410XAA1		AA1	AA-

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.								PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	02/18/2003
			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	PAYMENT DATE:	02/18/2003
			SERIES 2002-13	PRIOR PAYMENT:	N/A
				NEXT PAYMENT:	08/15/2003
				RECORD DATE:	02/01/2003

ABN AMRO ACCT: 67-9102-30-1
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	02/12/2003 - 09:35 (J393-J394) 2003 LASALLE BANK N.A.			PAGE 7 OF 7